Note 10 - Employee Defined Contribution Plan	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]
10.	Employee defined contribution plan

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company’s PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were $34 and $81 for the three and nine months ended September 30, 2020 and were $86 and $212 for the three and nine months ended September 30, 2021, respectively.